UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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LIBERTY ALL-STAR EQUITY FUND
(Name of Registrant as Specified In Its Charter)

ALPS FUND SERVICES, INC. Attn: Tane Tyler 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIBERTY ALL-STAR EQUITY FUND (“Equity Fund”)

LIBERTY ALL-STAR GROWTH FUND, INC. (“Growth Fund”)

(collectively, the “Funds”)

1290 Broadway, Suite 1100

Denver, Colorado 80203
(303) 623-2577

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

April 29, 2010

To the Shareholders of the Funds:

NOTICE IS HEREBY GIVEN that the 2010 Annual Meetings of Shareholders of the Funds will be held at 99 High Street, Suite 303, Boston, Massachusetts, on April 29, 2010 at 9:00 a.m. Eastern time (Equity Fund) and 10:00 a.m. Eastern time (Growth Fund). The purpose of the 2010 Annual Meetings is to consider and act upon the following matters:

1.           To elect three Trustees of the Equity Fund;

2.           To elect two Directors of the Growth Fund;

3.           To approve a Portfolio Management Agreement for the Equity Fund;

4.           To approve a Portfolio Management Agreement for the Growth Fund; and

5.           To transact such other business as may properly come before the 2010 Annual Meetings or any adjournments thereof.

The Boards of Trustees/Directors have fixed the close of business on February 12, 2010 as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the 2010 Annual Meetings and any adjournments thereof.

YOUR BOARD OF TRUSTEES/DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL(S).

By order of the Board of Trustees of the Equity Fund and the Board of Directors of the Growth Fund

William R. Parmentier, Jr.

President of the Funds

YOUR VOTE IS IMPORTANT - PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.

You are cordially invited to attend the 2010 Annual Meetings. We urge you, whether or not you expect to attend the 2010 Annual Meetings in person, your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If we do not hear from you, our proxy solicitor, The Altman Group (“Altman”), may contact you. This will ensure that your vote is counted even if you cannot attend the meeting in person. If you have any questions about the proposals or the voting instructions, please call Altman at 1-800-499-7619.  An electronic copy of this proxy statement and the annual report are available at www.all-starfunds.com.

February 23, 2010

LIBERTY ALL-STAR EQUITY FUND (“Equity Fund”)

LIBERTY ALL-STAR GROWTH FUND, INC. (“Growth Fund”)

(collectively, the “Funds”)

PROXY STATEMENT
ANNUAL MEETINGS OF SHAREHOLDERS

APRIL 29, 2010

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees/Directors of the Funds (the “Boards”) to be used at the Annual Meetings of Shareholders of the Funds to be held at 99 High Street, Suite 303, Boston, Massachusetts, at 9:00 a.m. Eastern time (Equity Fund) and 10:00 a.m. Eastern time (Growth Fund) and at any adjournments thereof (such meetings and any adjournments being referred to as the “Meeting”).

The solicitation of proxies for use at the Meeting is being made by the Funds by the mailing on or about March 1, 2010 of the Notice of Annual Meetings of Shareholders. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees/Directors of the Funds and officers, employees and agents of the Funds’ investment advisor, ALPS Advisors, Inc. (“AAI” or the “Fund Manager”), and/or its affiliates. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone, facsimile or other electronic means. The expenses in connection with preparing this Proxy Statement and of the solicitation of proxies for the Meeting will be paid by the Funds. The Funds will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares.

The Funds have engaged The Altman Group, a proxy solicitation firm to assist in the solicitation of proxies.  The estimated cost of this solicitation, to be borne by the Funds, is $77,814 for the Equity Fund and $22,513 for the Growth Fund.

The Meeting is being held to vote on the matters described below:

Equity Fund.  Shareholders of record on February 12, 2010 are eligible to vote to:

Elect Three Trustees to the Board to a three-year term

Approve Portfolio Management Agreement among the Equity Fund, ALPS Advisors, Inc. and Cornerstone Capital Management, Inc.

Growth Fund.  Shareholders of record on February 12, 2010 are eligible to vote to:

Elect Two Directors to the Board to a three-year term

Approve Portfolio Management Agreement among the Equity Fund, ALPS Advisors, Inc., and Mazama Capital Management, Inc.

PROPOSALS 1 and 2. ELECTION OF TRUSTEES AND DIRECTORS

Introduction

The Boards that oversee each Fund provide broad supervision over the affairs of each Fund. AAI is responsible for the investment management of each Fund’s assets and AAI’s affiliate, ALPS Fund Services, Inc. (“AFS”), provides a variety of administrative services to each Fund. The officers of each Fund are responsible for its operations.

Each Fund’s Board of Trustees/Directors is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the Annual Meeting of Shareholders (or special meeting in lieu thereof) each year or such later date as his successor shall have been elected and shall have qualified.

Shares of the Funds represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given when the enclosed proxy is executed and returned, the enclosed proxy will be voted for the election of the following persons to hold office until final adjournment of the Annual Meeting of Shareholders of the applicable Fund for the year set forth below (or special meeting in lieu thereof):

Equity Fund

Nominee	Title	Tenure

Richard W. Lowry	Trustee since 1986, Chairman since 2004	Tenure to end 2013

John J. Neuhauser	Trustee since 1998	Tenure to end 2013

Richard C. Rantzow	Trustee since 2006	Tenure to end 2013

Growth Fund

Nominee	Title	Tenure

George R. Gaspari	Director since 2006	Tenure to end 2013

Richard W. Lowry	Director since 1994, Chairman since 2004	Tenure to end 2013

If elected, each of the above-named Trustees and Directors has consented to serve as Trustee or Director following the Meeting and each is expected to be able to do so. If any of them are unable or unwilling to do so at the time of the Meeting, proxies will be voted for such substitute as the applicable Board may recommend (unless authority to vote for the election of Trustees or Directors, as the case may be, has been withheld).

Trustees/Directors and Officers

The table below sets forth the names, addresses and ages of the Trustees/Directors and principal officers of the Funds, the year each was first elected or appointed to office, their term of office (which will end on the final adjournment of the annual meeting (or special meeting in lieu thereof) held in the year set forth in the table), their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director in the Fund Complex and their other directorships of public companies.

NAME (AGE) AND ADDRESS*	POSITION WITH EQUITY FUND, TERM OF OFFICE AND LENGTH OF SERVICE	POSITION WITH GROWTH FUND, TERM OF OFFICE AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ DIRECTOR**	OTHER DIRECTORSHIPS HELD
Disinterested Trustees/Directors

John A. Benning (Age 75)	Trustee Since 2002, Term expires 2012	Director Since 2002; Term expires 2011	Retired since December, 1999	2	None

Thomas W. Brock (Age 62)	Trustee Since 2005, Term expires 2011	Director Since 2005; Term Expires 2012	Chief Executive Officer, Stone Harbor Investment Partners LP (since April 2006); Adjunct Professor, Columbia University Graduate School of Business (since 1998)	2	Trustee and Chairman Stone Harbor Investment Funds (since 2007)

George R. Gaspari (Age 69)	Trustee Since 2006, Term Expires 2011	Director Since 2006, Term Expires 2010	Financial Services Consultant (since 1996)	2	Trustee and Chairman, The Select Sector SPDR Trust (since 1999)

Richard W. Lowry (Age 73)	Trustee Since 1986 Term expires 2010 Chairman since 2004	Director Since 1994; Term Expires 2010 Chairman since 2004	Private Investor since August 1987	2	None

John J. Neuhauser (Age 66)	Trustee Since 1998, Term Expires 2010	Director Since 1998; Term Expires 2012	President, St. Michael’s College (since August, 2007); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College)	2	Trustee, Columbia Funds Series Trust I (66 funds)

Richard C. Rantzow (Age 71)	Trustee Since 2006, Term expires 2010	Director Since 2006, Term expires 2011	Retired; Chairman of the Board of First Funds (from 1992 to July 2006)	2	Trustee, Clough Global Allocation Fund (since 2004), Clough Global Equity Fund (since 2005) and Clough Global Opportunities Fund (since 2006)

Interested Trustee/Director

Edmund J. Burke (Age 49)***	Trustee Since 2006, Term expires 2012	Director Since 2006, Term expires 2012	CEO and a Director of: ALPS Holdings, Inc. (since 2005); Director of ALPS Advisers (since 2001), and ALPS Distributors, Inc. (since 2000) and ALPS Fund Services, Inc., (since 2000); President and a Director of ALPS Financial Services, Inc. (1991-2005)	2

President (since 2001), Trustee and Chairman (since 2009), Financial Investors Trust; President, Reaves Utility Income Fund (since 2004); President, Financial Investors Variable Insurance Trust; Trustee and President, Clough Global Allocation Fund (Trustee since 2006, President since 2004); Trustee and President, Clough Global Equity Fund (Trustee since 2006, President since 2005); Trustee and President Clough Global Opportunities Fund (since 2006)

*The address for all Trustees/Directors is:  c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO  80203

**As of December 31, 2009, the Fund Complex of ALPS Advisors, Inc., consisted of 17 funds.

***Mr. Burke is an “interested person” of the Fund, as defined in the Investment Company Act, because he is an officer of ALPS Holdings and a Director of AAI and AFS.

All the Trustees/Directors are members of each Fund’s Audit Committee except for Mr. Burke.

Ages are shown as of February 15, 2010.

Principal Officers

Each person listed below serves as an officer of the Funds. The Board elects the Funds’ officers each year. Each Fund officer holds office until his or her successor is duly elected by the Board and qualified, or his or her removal, resignation or death. Each Fund officer serves at the pleasure of the Board. The following table provides basic information about the officers of the Funds as of the date of this Proxy Statement, including their principal occupations during the past five years, although their specific titles may have varied over that period.

Name (Age) and Address*	Position with Funds	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
William R. Parmentier, Jr. (Age 57)	President	1999	Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President, Banc of America Investment Advisors, Inc. (2005-2006).

Edmund J. Burke (Age 49)	Vice President	2006

CEO and a Director of ALPS Holdings, Inc. (since 2005), Director of ALPS Advisors (since 2001), President and a Director of ALPS Financial Services, Inc. (1991-2005).  See above for other Directorships held.

Mark T. Haley, CFA (Age 45)	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January 1999); Vice President, ALPS Advisors, Inc. (since 2006). Vice President, Banc of America Investment Advisors (1999-2006).

Jeremy O. May (Age 39)	Treasurer	2006

Mr. May is President of AFS. Mr. May joined AFS in 1995.  Because of his position with AFS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is currently the Treasurer of Reaves Utility Income Fund, Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Financial Investors Trust, and Financial Investors Variable Insurance Trust.  Mr. May is also on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

Kimberly R. Storms (Age 37)	Assistant Treasurer	2006

Ms. Storms is Director of Fund Administration and Vice President of AFS.  Ms. Storms joined AFS in 1998.  Because of her position with AFS, Ms. Storms is deemed an affiliate of the Fund as defined under the 1940 Act.  Ms. Storms is Assistant Treasurer for Financial Investors Trust and Assistant Secretary of Ameristock Mutual Fund, Inc.; she is Treasurer of ALPS ETF Trust and ALPS Variable Insurance Trust.  Ms. Storms was previously Assistant Treasurer of the Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, and Reaves Utility Income Fund.

Melanie Zimdars (Age 33 )	Chief Compliance Officer	2009

Deputy Chief Compliance Officer with ALPS Fund Services, Inc. since September 2009. Principal Financial Officer, Treasurer and Secretary, Wasatch Funds, February 2007 to December 2008. Assistant Treasurer, Wasatch Funds, November 2006 to

February 2007. Senior Compliance Officer, Wasatch Advisors, Inc., 2005 to 2008. Ms. Zimdars is currently the CCO for Liberty All-Star Growth Fund, Inc., Financial Investors Variable Insurance Trust, ALPS ETF Trust and ALPS Variable Insurance Trust.

Stephanie Barres (Age 43)	Secretary	2008	Senior Paralegal, ALPS Fund Services, Inc. since 2005. Previously Director Broker-Dealer Compliance, INVESCO Funds Group, Inc., 1997-2004.

*The address of each officer is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203

During 2009, the Board of Trustees/Directors of the Funds held four meetings, and the Audit Committee held four meetings. Each of these Board and Committee meetings was held jointly by the Funds. All sitting Trustees/Directors were present at all meetings.  The Funds do not have a formal policy on Trustee/Director attendance at annual meetings of shareholders. None of the Trustees/Directors attended the Funds’ 2009 annual shareholder meetings.

Shareholders may communicate with the Trustees/Directors as a group or individually. Any such communications should be sent to a Fund’s Board or an individual Trustee/Director in writing, c/o the Secretary of the Liberty All-Star Funds, 1290 Broadway, Suite 1100, Denver, CO 80203. The Secretary may determine not to forward any letter to the Board or a Trustee/Director that does not relate to the business of a Fund.

Audit Committee

The Funds have a separately designated Audit Committee. Messrs. Benning, Brock, Gaspari, Lowry, Neuhauser and Rantzow (Committee Chairman) are members of the Audit Committee of each Fund. Each Fund’s Audit Committee is comprised only of members who are “Independent Trustees/Directors” (as defined in the New York Stock Exchange (NYSE) Listing Standards for trustees/directors of closed-end investment companies) of the Funds and who are also not “interested persons” (as defined in the Investment Company Act) of the Fund.  Each Board of Trustees/Directors has determined, in accordance with NYSE Listing Standards, that each member of the Audit Committees is financially literate and that one of its members has prior accounting experience or related financial management expertise.

Each Audit Committee has adopted a written Audit Committee charter that sets forth the Audit Committee’s structure, duties and powers, and methods of operation.  A copy of the Audit Committee Charter is available on the Funds’ website at www.all-starfunds.com.  The principal functions of each Audit Committee are to assist Board oversight of: (1) the integrity of the Fund’s financial statements, (2) the Fund’s compliance with legal and regulatory requirements, (3) the qualifications and independence of the independent registered public accounting firm (also referred to herein as the independent accountants), (4) the performance of AAI’s internal audit function, and (5) the performance of the independent accountants. Each Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants (including the resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Fund.

Audit Committee Report

The Audit Committee of each Fund has submitted the following report:

At a meeting of the Audit Committees on February 18, 2010, the Audit Committees: (i) reviewed and discussed with management the Funds’ audited financial statements for the most recently completed fiscal year; (ii) discussed with Deloitte & Touche LLP (“D&T”), the Funds’ independent registered public accountants, the matters required to be discussed by Statement on Auditing Standards No. 114; and (iii) obtained from D&T a formal written statement consistent with PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, describing all relationships between D&T and the Funds that might bear on D&T’s independence and discussed with D&T any relationships that may impact D&T’s objectivity and independence and satisfied itself as to D&T’s independence. Based on its review and discussion, the Audit Committees recommended to the Boards of Trustees/Directors that the audited financial statements for each Fund be included in that Fund’s Annual Report to shareholders.

John A. Benning Thomas W. Brock George R. Gaspari	Richard W. Lowry John J. Neuhauser Richard C. Rantzow

Nomination Information

Neither Fund has a nominating or compensation committee. The Fund Boards do not believe that a nominating committee is necessary because there has been minimal turnover in the Trustees/Directors serving on the Board of each Fund.

When necessary or appropriate, the Disinterested Trustees/Directors of each Fund serve as an ad hoc committee for the consideration of Trustee/Director nominations. No ad hoc nominating committee of either Fund has adopted a charter. Disinterested Trustees/Directors are nominated only by an ad hoc nominating committee. Each Fund’s Disinterested Trustees/Directors are not “interested persons” of the Fund under the Investment Company Act.

The Disinterested Trustees/Directors consider prospective Trustee/Director candidates from any reasonable source, including current Disinterested Trustees/Directors, Fund management, Fund shareholders and other persons or entities. Although the Funds do not have a formal policy, shareholders of a Fund who wish to nominate a candidate to be considered by a Fund’s Board or an ad hoc nominating committee of the Board may send information regarding prospective candidates to the Funds’ Secretary at 1290 Broadway, Suite 1100, Denver, CO 80203. The information should include evidence of the shareholders’ Fund ownership, a full listing of the proposed candidate’s education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an “interested person” under the Investment Company Act in relation to the Fund, and such other information as may be helpful to the Disinterested Trustees/Directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to a Disinterested Trustee/Director for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees/Directors of a Fund is expected to be increased and in light of anticipated vacancies. All nominations from Fund shareholders will be acknowledged. During periods when the Disinterested Trustees/Directors are not recruiting new Board members, nominations will be maintained on file pending the active recruitment of Trustees/Directors.

The Disinterested Trustees/Directors have no formal list of qualifications for Trustee/Director nominees. When considering prospective nominees, the Disinterested Trustees/Directors may consider, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Disinterested Trustees/Directors, independence from the Funds’ investment advisor, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Disinterested Trustees/Directors will evaluate whether a candidate is an “interested person” under the Investment Company Act. The Disinterested Trustees/Directors also consider whether a prospective candidate’s workload should allow him or her to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board’s present composition and its perceptions about future issues and needs.

The Disinterested Trustees/Directors initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Boards would be contacted by a Disinterested Trustee/Director by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Disinterested Trustees/Directors would be arranged. If the Disinterested Trustees/Directors, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of Disinterested Trustees/Directors for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

Compensation

The following table shows, for the fiscal year ended December 31, 2009, the compensation received from each Fund by the Trustees/Directors, and the aggregate compensation paid to the Trustees/Directors for service on the Boards of funds within the Fund Complex. Neither Fund has a bonus, profit sharing or retirement plan.

	Aggregate Compensation from the Equity Fund	Aggregate Compensation from the Growth Fund	Total Compensation from the Fund Complex(1)
Disinterested Trustees/Directors
John A. Benning	$28,046.97	$8,953.03	$37,000
Thomas W. Brock	$28,046.97	$8,953.03	$37,000
George R. Gaspari	$28,052.37	$8,947.63	$37,000
Richard W. Lowry	$39,415,63	$12,584.37	$52,000
John J. Neuhauser	$28,046.97	$8,953.03	$37,000
Richard C. Rantzow	$31,841.77	$10,158.23	$42,000

Interested Trustee/Director
Edmund J. Burke	$0	$0	$0

(1)        As of December 18, 2006, the Funds became part of the ALPS Advisors, Inc., fund complex (“ALPS Complex”).  The ALPS Complex consists of 17 investment companies.

Share Ownership

The following table shows the dollar range and the number of shares of equity securities beneficially owned by each Trustee/Director as of December 31, 2009 (i) in each of the Funds, and (ii) in all funds overseen by the Trustee/Director in the Fund Complex.

	Equity Fund		Growth Fund
		Shares		Shares	Fund Complex*
Disinterested Trustees/Directors
John A. Benning	Over $100,000	52,706	$10,001 - $50,000	4,422	Over $100,000
Thomas W. Brock	$50,001 - $100,000	16,790	$50,001 - $100,000	24,465	Over $100,000
George R. Gaspari	None	None	None	None	None
Richard W. Lowry	Over $100,000	207,067	$1 - $10,000	1,236	Over $100,000
John J. Neuhauser	$1 - $10,000	156	$1 - $10,000	294	$1 - $10,000
Richard C. Rantzow	$10,001 - $50,000	2,851	$1 - $10,000	2,176	$10,001 - $50,000
Interested Trustee/Director
Edmund J. Burke	None	None	None	None	None

*The Funds’ Family of Investment Companies is comprised of the Equity Fund and the Growth Fund.

During the past five calendar years, Mr. Lowry has had an interest in a trust (approximately $4,207,000 as of December 31, 2009) which owns units of a limited partnership whose investments are managed by M.A. Weatherbie & Co., Inc., a portfolio manager of the Growth Fund, and whose general partner is Weatherbie Limited Partnership. Mr. Benning also has had an interest in that trust (approximately $1,000,000 as of December 31, 2009).  Messrs. Lowry and Benning also have an interest ($2,340,000 and $170,000 respectively) in Cheetah Investment Partnership, LP, managed by Arnold Schneider, President and Chief Investment Officer of Schneider Capital Management Corp., a portfolio manager to the Equity Fund.

During the most recent fiscal year ended December 31, 2010, no Trustee or Director transacted in shares of ALPS Holdings, Inc., the parent company of AAI.

THE BOARDS RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 1 and 2.

PROPOSAL 3.  APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT (EQUITY FUND ONLY).

Shareholders of the Equity Fund are being asked to approve a new Portfolio Management Agreement (Exhibit A) among the Equity Fund, ALPS Advisors, Inc. and Cornerstone Capital Management, Inc. (“Cornerstone” or “Portfolio Manager”).

The Multi-Manager Methodology

The Fund allocates its portfolio assets among a number of independent investment management firms (Portfolio Managers) recommended by the Fund Manager and approved by the Board, currently five for the Equity Fund. Each Portfolio Manager employs a different investment style and/or strategy, and from time to time the Fund Manager rebalances the Fund’s assets among the Portfolio Managers.  The Fund’s multi-manager methodology is based on the premise that most investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics, and that, because of changing investor preferences, any given investment style will move into and out of market favor and will result in better performance under certain market conditions but poorer market performance under other conditions.  The Fund’s multi-manager methodology seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed.

The Portfolio Managers recommended by AAI represent a blending of different styles which, in AAI’s opinion, is appropriate for the Equity Fund’s investment objective.  AAI continuously analyzes and evaluates the investment performance and portfolios of the Equity Fund’s Portfolio Managers and from time to time recommends changes in the Portfolio Managers.  Such recommendations could be based on factors such as a change in a Portfolio Manager’s investment style or a Portfolio Manager’s divergence from the investment style for which it was selected, changes deemed by AAI to be potentially adverse in a Portfolio Manager’s personnel or ownership or other structural or organizational changes affecting the Portfolio Manager, or a deterioration in a Portfolio Manager’s investment performance when compared to that of other investment management firms employing similar investment styles.  Portfolio Manager changes may also be made to change the mix of investment styles employed by the Equity Fund’s Portfolio Managers.  Portfolio Manager changes, as well as the rebalancing of the Equity Fund’s assets among the Portfolio Managers, may result in portfolio turnover in excess of what would otherwise be the case.  Increased portfolio turnover results in increased brokerage commission and transaction costs, and may result in the recognition of additional capital gains.

Under the terms of an exemptive order issued to the Equity Fund and AAI by the Securities and Exchange Commission (“SEC”), the Equity Fund may enter into a portfolio management agreement with a new or additional Portfolio Manager recommended by AAI in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and is on other terms and conditions substantially similar to, the Equity Fund’s agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at the Equity Fund’s regularly scheduled annual meeting next following the date of the portfolio management agreement with the new or additional Portfolio Manager.  Accordingly, the Portfolio Management Agreement (“New Agreement”) among the Fund, AAI and Cornerstone is being submitted for shareholder approval at the Meeting.

New Portfolio Management Agreement with Cornerstone

AAI continuously monitors and evaluates each Portfolio Manager on a quantitative and qualitative basis.  The evaluation process focuses on, but is not limited to, the firm’s philosophy, investment process, personnel and performance.  After evaluation based on these criteria, AAI deemed it in the best interest of the Equity Fund to terminate Chase Investment Counsel Corporation (“Chase”), a portfolio manager of the Equity Fund since June 1, 2006, and to replace Chase with Cornerstone.  Both Portfolio Managers manage large cap growth equity portfolios and follow a fundamental, research driven investment process.  AAI believes that Cornerstone’s investment philosophy of identifying stocks that offer under appreciated opportunities for growth would be compatible with the philosophies of the Equity Fund’s other Portfolio Managers.  AAI also believes that Cornerstone’s more stable team of investment professionals and favorable performance record, which has generally been strong, in most periods exceeding relevant benchmarks and comparable peer groups, would benefit the Equity Fund.  Based upon these factors, AAI recommended that the Board approve a Portfolio Management Agreement among the Equity Fund, AAI and Cornerstone.

Based upon the foregoing and on AAI’s quantitative and qualitative analyses, AAI recommended, and the Equity Fund’s Board of Trustees approved on December 17, 2009, the termination of the Equity Fund’s portfolio management agreement with Chase and its replacement with Cornerstone, effective December 21, 2009.  The Portfolio Management Agreement (“Old Agreement”) dated December 18, 2006 among Chase, AAI and the Equity Fund was initially approved by shareholders on November 21, 2006.  For the fiscal year ended December 31, 2009, AAI paid Chase advisory fees equal to $562,804.44.

Differences between the Old and New Portfolio Management Agreements

The form of the Portfolio Management Agreement with Cornerstone is set forth in Exhibit A to this proxy statement.  The terms of the New Agreement with Cornerstone are the same as the terms of the Old Agreement with Chase.  The fees paid to Cornerstone under the New Agreement are the same as the fees paid to Chase under the Old Agreement.  In both cases, the sub-advisory fee is paid by AAI, not the Equity Fund.

Services Provided by the Portfolio Manager

The New Agreement with Cornerstone essentially provides that Cornerstone, under the Board’s and AAI’s supervision and subject to the Equity Fund’s registration statement, will: (1) formulate and implement an investment program for the Fund’s assets assigned to Cornerstone; (2) decide what securities to buy and sell for the Fund’s portfolio (or the portion of the Fund’s portfolio managed by Cornerstone); (3) select brokers and dealers to carry out portfolio transactions for the Fund (or the portion of the Fund’s portfolio managed by Cornerstone); and (4) report results to the Board of the Equity Fund.

Term of the New Agreement

The New Agreement with Cornerstone provides that it will continue in effect for an initial period beginning on December 21, 2009 and ending on the second anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Equity Fund’s Board or by vote of a majority of the outstanding voting securities of the Equity Fund, and (ii) by vote of a majority of the Equity Fund’s Disinterested Trustees.

Compensation under the New Agreement

For services provided to the Equity Fund, AAI will pay to Cornerstone, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by AAI for the previous calendar month at the annual rate of:

(1)        0.40% of the amount obtained by multiplying the Portfolio Manager’s Percentage (defined as the percentage obtained by dividing the average daily net assets in the Portfolio Manager Account by the Fund’s average daily net assets) times the Average Total Fund Net Assets up to $400 million;

(2)        0.36% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million;

(3)        0.324% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; and

(4)        0.292% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

Termination of the New Agreement

The New Agreement for the Equity Fund may be terminated without penalty (i) by vote of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund, on thirty days’ written notice to the Portfolio Manager, (ii) by the Fund Manager upon thirty days’ written notice to the Portfolio Manager, or (iii) by the Portfolio Manager upon ninety days’ written notice to the Fund Manager and the Fund, and the New Portfolio Management Agreements terminate automatically in the event of their “assignment,” as described above, or upon termination of the New Fund Management Agreement.

Liability of the Portfolio Manager

The New Agreement provides that the Cornerstone will not be liable to AAI, the Equity Fund or its shareholders, except for liability arising from the Portfolio Manager’s willful misfeasance, bad faith, gross negligence or violation of the standard of care established by and applicable to Cornerstone in its actions under the New Agreement or breach of its duty or obligations under the New Agreement.

Board Evaluation and Recommendation

At its meeting on December 17, 2009, the Equity Fund’s Board of Trustees, including all of the Disinterested Trustees, approved the New Agreement.  Before approving the New Agreement, the Trustees considered management’s recommendations as to the approval of the New Agreement.  As part of the Board’s approval process, legal counsel to the Disinterested Trustees requested certain information from Cornerstone and the Trustees received reports from Cornerstone that addressed specific factors to be considered by the Board.  The Board’s counsel also provided the Trustees with a memorandum regarding their responsibilities in connection with the approval of the New Agreement.

In voting to approve the New Agreement, the Board considered the overall fairness of the Agreement and the factors it deemed relevant with respect to the Equity Fund including, but not limited to: (1) the nature, extent and quality of the services to be provided to the Equity Fund under the New Agreement; (2) Cornerstone’s investment performance for comparably managed accounts; (3) the fees paid by the Fund and the fees charged by Cornerstone to other clients, as applicable; (4) the profitability and costs of the services provided; and (5) the effect of changes in the Equity Fund’s asset levels on the fee paid to Cornerstone by AAI and overall expense ratios (economies of scale).

The Board did not consider any single factor or particular information that was most relevant to its consideration to approve the New Agreement and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of Services.  The Board considered information regarding Cornerstone’s investment philosophy and process.  In addition, the Board reviewed the background and experience of the personnel who would be responsible for managing a portion of the large cap growth allocation of the Equity Fund’s portfolio.  The Board also considered Cornerstone’s compliance program and compliance records.  The Board concluded that the nature, extent and quality of the services to be provided by Cornerstone were consistent with the terms of the New Agreement and that the Equity Fund was likely to benefit from services provided by Cornerstone under the New Agreement.

Investment Performance.  The Board considered Cornerstone’s large cap investment performance relative to the Russell 1000® Growth Index and a comparable institutional peer group.  The Board considered that as of September 30, 2009, Cornerstone’s large cap investment accounts outperformed the Russell 1000®  Growth Index for the year-to-date, one-year, two-year and three-year periods.  The Board also considered that Cornerstone’s large cap investment performance ranked favorably compared to the performance of a large cap growth institutional peer group for the same periods.  The Board concluded that Cornerstone’s large cap growth investment performance has been reasonable.

Fees and Expenses.  The Board considered that the fee to be paid to Cornerstone under the New Agreement is the same as the fee paid to Chase.  The Board noted that the fee is less than the fee that Cornerstone charges for managing a comparably-sized institutional separate account.  The Board also noted that the fee schedule for the New Agreement has breakpoints at which the fee rate declines as the Equity Fund’s assets increase above the breakpoint.  The Board concluded that the fees payable to Cornerstone under the New Agreement were reasonable in relation to the nature and quality for the services expected to be provided, taking into account Cornerstone’s standard fee schedule and the fee rates Cornerstone charges to other clients for a given level of assets.

Profitability and Costs of Services.  The Board considered that the fee rate to be paid to Cornerstone for managing the Equity Fund would be the lowest rate that Cornerstone offers for comparable clients and that the amount of the fee would decline as the Equity Fund increases in size.  The Board considered that the fee under the New Agreement would be paid to Cornerstone by AAI, not the Fund. Accordingly, the Board determined that AAI’s costs and profitability in providing services to the Equity Fund were generally more relevant to the Board’s evaluation of the fees and expenses paid by the Equity Fund than Cornerstone’s costs and profitability.  The Board noted that it would be considering AAI’s costs and profitability in connection with its review of the Equity Fund’s Management Agreement in 2010.

Economies of Scale.  The Board also considered the potential “fall-out” benefits (including the receipt of research products and services from unaffiliated brokers) that Cornerstone might receive in connection with its association with the Fund.  In addition, the Board acknowledged that Cornerstone’s well-established stand-alone management relationships independent of the Equity Fund and the regulatory risks Cornerstone would assume in connection with the management of the Fund.  The Board concluded that the fee schedule reflects economies of scale that may be realized by Cornerstone as the Equity Fund’s assets increase.

Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that the approval of the New Agreement was in the best interests of the Equity Fund and its shareholders.  The Board unanimously voted to approve and recommend to the shareholders of the Equity Fund that they approve the New Agreement.

General Information regarding Cornerstone Capital Management Inc.

Principal Executive Officers and Directors

The following are the principal executive officer, certain other officers and directors of Cornerstone:

Name and Address (1)	Position with Cornerstone and Principal Occupation

Andrew S. Wyatt	Chief Executive Officer, Chief Compliance Officer

Thomas G. Kamp	Chief Investment Officer, President

Michael P. Echert	Senior Vice President

Thom C. Berkowitz	Senior Vice President

(1) The address of each officer and director is 7101 W. 78th Street, Suite 201, Bloomington, MN 55439

Beneficial Owners

Cornerstone is 67% employee owned.  The following are the 10% or more beneficial owners of voting shares of Cornerstone:

Name and Address (1)	Position with Cornerstone	Ownership Percentage
Andrew S. Wyatt	CEO	33.3333%
Thomas G. Kamp	President	33.3333%
David R. Frauenshuh	Director	33.3333%

(1) The address of each Beneficial Owner is 7101 W. 78th Street, Suite 201, Bloomington, MN 55439

Other Funds Managed by Cornerstone

In addition to the management services provided by Cornerstone to the Equity Fund, Cornerstone also provides management services to other investment companies. Information with respect to the assets of and management fees payable to Cornerstone by those funds having investment objectives similar to those of the Equity Fund is set forth below:

Name of Fund	Total Net Assets managed by Cornerstone at December 31, 2009 (in millions)	Annual Management Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
Keystone Large Cap Growth Fund	$185,173,067	0.70%	1.50% Max Total Expenses

Advisory Fees

AAI paid Cornerstone advisory fees equal to $20,697.55 during the last fiscal year ending December 31, 2009 since it became a Portfolio Manager on December 21, 2009.

Required Vote

Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of Equity Fund, which, under the Investment Company Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Equity Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

In the event that the shareholders of the Equity Fund fail to approve the New Agreement with Cornerstone, the New Agreement will terminate and AAI will cause the portfolio assets under management by Cornerstone to be reallocated to one or more of the other Portfolio Managers or invested in money market instruments or cash equivalent holdings pending the appointment of Cornerstone or a new Portfolio Manager.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE EQUITY FUND VOTE “FOR” PROPOSAL 3.

PROPOSAL 4.  APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT (GROWTH FUND ONLY).

Shareholders of the Growth Fund are being asked to approve a new Portfolio Management Agreement (Exhibit B) among the Growth Fund, ALPS Advisors, Inc. and Mazama Capital Management, Inc. (“Mazama” or “Portfolio Manager”).

The Multi-Manager Methodology

The Fund allocates its portfolio assets among a number of independent investment management firms (Portfolio Managers) recommended by the Fund Manager and approved by the Board, currently three for the Growth Fund.  Each Portfolio Manager employs a different investment style and/or strategy, and from time to time the Fund Manager rebalances the Fund’s assets among the Portfolio Managers.  The Fund’s multi-manager methodology is based on the premise that most investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics, and that, because of changing investor preferences, any given investment style will move into and out of market favor and will result in better performance under certain market conditions but poorer market performance under other conditions.  The Fund’s multi-manager methodology seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed.

The Portfolio Managers recommended by AAI represent a blending of different styles which, in AAI’s opinion, is appropriate for the Growth Fund’s investment objective.  AAI continuously analyzes and evaluates the investment performance and portfolios of the Growth Fund’s Portfolio Managers and from time to time recommends changes in the Portfolio Managers.  Such recommendations could be based on factors such as a change in a Portfolio Manager’s investment style or a Portfolio Manager’s divergence from the investment style for which it was selected, changes deemed by AAI to be potentially adverse in a Portfolio Manager’s personnel or ownership or other structural or organizational changes affecting the Portfolio Manager, or a deterioration in a Portfolio Manager’s investment performance when compared to that of other investment management firms employing similar investment styles.  Portfolio Manager changes may also be made to change the mix of investment styles employed by the Growth Fund’s Portfolio Managers.  Portfolio Manager changes, as well as the rebalancing of the Growth Fund’s assets among the Portfolio Managers, may result in portfolio turnover in excess of what would otherwise be the case.  Increased portfolio turnover results in increased brokerage commission and transaction costs, and may result in the recognition of additional capital gains.

Under the terms of an exemptive order issued to the Growth Fund and AAI by the Securities and Exchange Commission (“SEC”), the Growth Fund may enter into a portfolio management agreement with a new or additional Portfolio Manager recommended by AAI in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and is on other terms and conditions substantially similar to, the Growth Fund’s agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at the Growth Fund’s regularly scheduled annual meeting next following the date of the portfolio management agreement with the new or additional Portfolio Manager.  Accordingly, the Portfolio Management Agreement (“New Agreement”) among the Fund, AAI and Mazama is being submitted for shareholder approval at the Meeting.

New Portfolio Management Agreement with Mazama

AAI continuously monitors and evaluates each Portfolio Manager on a quantitative and qualitative basis.  The evaluation process focuses on, but is not limited to, the firm’s philosophy, investment process, personnel and performance.  After evaluation based on these criteria, AAI deemed it in the best interest of the Growth Fund to terminate Chase Investment Counsel Corporation (“Chase”), a portfolio manager of the Growth Fund since January 2, 2008, and to replace Chase with Mazama for the large cap equity portion of the Growth Fund’s portfolio.  Both Portfolio Managers manage large cap equity portfolios and follow a fundamental, research driven investment process.  AAI believes that Mazama’s investment philosophy of focusing on companies gaining market share and accelerating revenue and earnings growth would be compatible with the philosophies of the Growth Fund’s other Portfolio Managers.  AAI also believes that Mazama’s more stable team of investment professionals and favorable performance record  would benefit the Growth Fund.  Based upon these factors, AAI recommended that the Board approve a Portfolio Management Agreement among the Growth Fund, AAI and Mazama.

Based upon the foregoing and on AAI’s quantitative and qualitative analyses, AAI recommended, and the Growth

Fund’s Board of Directors approved on December 17, 2009, the termination of the Growth Fund’s portfolio management agreement with Chase and its replacement with Mazama, effective December 21, 2009.  The Portfolio Management Agreement (“Old Agreement”) dated January 2, 2008 among Chase, AAI and the Growth Fund was initially approved by shareholders on May 22, 2008.  For the fiscal year ended December 31, 2009, AAI paid Chase advisory fees equal to $126,645.56.

Differences between the Old and New Portfolio Management Agreements

The form of the Portfolio Management Agreement with Mazama is set forth in Exhibit B to this proxy statement.  The terms of the New Agreement with Mazama are the same as the terms of the Old Agreement with Chase.  The fees paid to Mazama under the New Agreement are the same as the fees paid to Chase under the Old Agreement.  In both cases, the sub-advisory fee is paid by AAI, not the Growth Fund.

Services Provided by the Portfolio Manager

The New Agreement with Mazama essentially provides that Mazama, under the Board’s and AAI’s supervision and subject to the Growth Fund’s registration statement, will: (1) formulate and implement an investment program for the Fund’s assets assigned to Mazama; (2) decide what securities to buy and sell for the Fund’s portfolio (or the portion of the Fund’s portfolio managed by Mazama); (3) select brokers and dealers to carry out portfolio transactions for the Fund (or the portion of the Fund’s portfolio managed by Mazama); and (4) report results to the Board of the Growth Fund.

Term of the New Agreement

The New Agreement with Mazama provides that it will continue in effect for an initial period beginning on December 21, 2009 and ending on the second anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Growth Fund’s Board or by vote of a majority of the outstanding voting securities of the Growth Fund, and (ii) by vote of a majority of the Growth Fund’s Disinterested Directors.

Compensation under the New Agreement

For services provided to the Growth Fund, AAI will pay to Mazama, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by AAI for the previous calendar month at the annual rate of:

(1)        0.40% of the Portfolio Manager’s Percentage (“Portfolio Manager’s Percentage” means the percentage obtained by dividing the average daily net assets in the Portfolio Manager Account by the Fund’s average daily net assets) of the average daily net assets of the Fund up to and including $300 million; and

(2)        0.36% of the Portfolio Manager’s Percentage of the average daily net assets of the Fund exceeding $300 million.

Termination of the New Agreement

The New Agreement for the Growth Fund may be terminated without penalty (i) by vote of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund, on thirty days’ written notice to the Portfolio Manager, (ii) by the Fund Manager upon thirty days’ written notice to the Portfolio Manager, or (iii) by the Portfolio Manager upon ninety days’ written notice to the Fund Manager and the Fund, and the New Portfolio Management Agreements terminate automatically in the event of their “assignment,” as described above, or upon termination of the New Fund Management Agreement.

Liability of the Portfolio Manager

The New Agreement provides that the Mazama will not be liable to AAI, the Growth Fund or its shareholders, except for liability arising from the Portfolio Manager’s willful misfeasance, bad faith, gross negligence or violation of the standard of care established by and applicable to Mazama in its actions under the New Agreement or breach of its duty or obligations under the New Agreement.

Board Evaluation and Recommendation

At its meeting on December 17, 2009, the Growth Fund’s Board of Directors, including all of the Disinterested Directors, approved the New Agreement.  Before approving the New Agreement, the Directors considered management’s recommendations as to the approval of the New Agreement.  As part of the Board’s approval process, legal counsel to the Disinterested Directors requested certain information from Mazama and the Directors received reports from Mazama that addressed specific factors to be considered by the Board.  The Board’s counsel also provided the Directors with a memorandum regarding their responsibilities in connection with the approval of the New Agreement.

In voting to approve the New Agreement, the Board considered the overall fairness of the Agreement and the factors it deemed relevant with respect to the Growth Fund including, but not limited to: (1) the nature, extent and quality of the services to be provided to the Growth Fund under the New Agreement; (2) Mazama’s investment performance for comparably managed accounts; (3) the fees paid by the Fund and the fees charged by Mazama to other clients, as applicable; (4) the profitability and costs of the services provided; and (5) the effect of changes in the Growth Fund’s asset levels on the fee paid to Mazama by AAI and overall expense ratios (economies of scale).

The Board did not consider any single factor or particular information that was most relevant to its consideration to approve the New Agreement and each Director may have afforded different weight to the various factors.

Nature, Extent and Quality of Services.  The Board considered information regarding Mazama’s investment philosophy and process.  In addition, the Board reviewed the background and experience of the personnel who would be responsible for managing the large cap growth portion of the Growth Fund’s portfolio.  The Board also considered Mazama’s compliance program and compliance records.  The Board concluded that the nature, extent and quality of the services to be provided by Mazama were consistent with the terms of the New Agreement and that the Growth Fund was likely to benefit from services provided by Mazama under the New Agreement.

Investment Performance.  The Board considered Mazama’s large cap investment performance relative to the Russell 1000® Growth Index and a comparable institutional peer group.  The Board considered that as of September 30, 2009 Mazama’s Focused Large Cap Growth Composite outperformed the Russell 1000®  Growth Index since inception of the Composite on December 1, 2008..  The Board also considered the favorable performance of the Mazama Growth composite, a strategy that shares the same growth equity orientation and investment process and shows a longer track record.  The Board also considered that both composites ranked favorably to their respective institutional peer group.  The Board concluded that Mazama’s large cap investment performance has been reasonable.

Fees and Expenses.  The Board considered that the fee to be paid to Mazama under the New Agreement is the same as the fee paid to Chase.  The Board noted that the fee is less than the fee that Mazama charges for managing a comparably-sized institutional separate account.  The Board also noted that the fee schedule for the New Agreement has breakpoints at which the fee rate declines as the Growth Fund’s assets increase above the breakpoint.  The Board concluded that the fees payable to Mazama under the New Agreement were reasonable in relation to the nature and quality for the services expected to be provided, taking into account the fee rates that Mazama charges to other clients.

Profitability and Costs of Services.  The Board considered that the fee rate to be paid to Mazama for managing the Growth Fund would be the lowest rate that Mazama offers for comparable clients and that the amount of the fee would decline as the Growth Fund increases in size.  The Board considered that the fee under the New Agreement would be paid to Mazama by AAI, not the Fund. Accordingly, the Board determined that AAI’s costs and profitability in providing services to the Growth Fund were generally more relevant to the Board’s evaluation of the fees and expenses paid by the Growth Fund than Mazama’s costs and profitability.  The Board noted that it would be considering AAI’s costs and profitability in connection with its review of the Growth Fund’s Management Agreement in 2010.

Economies of Scale.  The Board also considered the potential “fall-out” benefits (including the receipt of research products and services from unaffiliated brokers) that Mazama might receive in connection with its association with the Fund.  In addition, the Board acknowledged that Mazama’s well-established stand-alone management relationships independent of the Growth Fund and the regulatory risks Mazama would assume in connection with the management of the Fund.  The Board concluded that the fee schedule reflects economies of scale that may be realized by Mazama as the Growth Fund’s assets increase.

Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that the approval of the New Agreement was in the best interests of the Growth Fund and its shareholders.  The Board unanimously voted to approve and recommend to the shareholders of the Growth Fund that they approve the New Agreement.

General Information regarding Mazama Capital Management Inc.

Principal Executive Officers and Directors

The following are the principal executive officer, certain other officers and directors of Mazama:

Name and Address (1)	Position with Mazama and Principal Occupation

Ronald A. Sauer	Chairman, President, Chief Investment Officer

Brian P. Alfrey	Director, Executive Vice President, Chief Operating Officer

(1) The address of each officer and director is One Southwest Columbia Street, Suite 1500, Portland OR 97258-2002.

Beneficial Owners

Mazama is 92% employee owned.  The following are the 10% or more beneficial owners of voting shares of Mazama:

Name and Address (1)	Position with Mazama	Ownership Percentage
Ronald A. Sauer	Chairman, President, Chief Investment Officer	71%

(1) The address of each Beneficial Owner is One Southwest Columbia Street, Suite 1500, Portland OR 97258-2002.

Advisory Fees

AAI paid Mazama advisory fees equal to $4,728.02 during the last fiscal year ending December 31, 2009 since it became a Portfolio Manager on December 21, 2009.

Required Vote

Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of Growth Fund, which, under the Investment Company Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Growth Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

In the event that the shareholders of the Growth Fund fail to approve the New Agreement with Mazama, the New Agreement will terminate and AAI will cause the portfolio assets under management by Mazama to be reallocated to one or more of the other Portfolio Managers or invested in money market instruments or cash equivalent holdings pending the appointment of Mazama or a new Portfolio Manager.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE GROWTH FUND VOTE “FOR” PROPOSAL 4.

OTHER BUSINESS

The Boards of Trustees/Directors know of no other business to be brought before the Meetings. However, if any other matters properly come before the Meetings, it is the intention of the Boards that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

MANAGEMENT

ALPS Advisors, Inc. (AAI), 1290 Broadway, Suite 1100, Denver, CO 80203, is the Funds’ investment advisor. Pursuant to its Fund Management Agreements with the Funds, AAI implements and operates the Funds’ multi-manager methodology and has overall supervisory responsibility for the general management and investment of the Funds’ assets, subject to the Funds’ investment objectives and policies and any directions of the Trustees/Directors. AAI recommends to the Boards the investment management firms (currently five for the Equity Fund and currently three for the Growth Fund) for appointment as Portfolio Managers of the Funds.  ALPS Fund Services, Inc. (AFS), 1290 Broadway, Suite 1100, Denver, Colorado, 80203, an affiliate of AAI, provides administrative services to the Funds under an Administration, Bookkeeping and Pricing Services Agreement with each Fund.

The names and addresses of the Funds’ current Portfolio Managers are as follows:

Equity Fund	Growth Fund
Cornerstone Capital Management, Inc.	Mazama Capital Management, Inc.
7101 W 78th St, Suite 201	One SW Columbia Street, Suite 1500
Bloomington, MN 55439	Portland, OR 97258

Matrix Asset Advisors, Inc.	M.A. Weatherbie & Co., Inc.
747 Third Avenue	265 Franklin Street
New York, NY 10017	Boston, MA 02110

Pzena Investment Management, LLC	TCW Investment Management Company
120 West 45th Street	865 South Figueroa Street
New York, NY 10036	Los Angeles, CA 90017

Schneider Capital Management Corporation
460 East Swedesford Road
Wayne, PA 19087

TCW Investment Management Company
865 South Figueroa Street
Los Angeles, CA 90017

Portfolio Transactions and Brokerage

Each of the Funds’ Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by that Portfolio Manager for the portion of a Fund’s portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The portfolio management agreements with the Funds provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for the Funds.

The Portfolio Managers are authorized to cause the Funds to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting the same transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including the Fund) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

In addition, under their portfolio management agreements with the Funds and AAI, the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for the Funds, are authorized to consider (and AAI may request them to consider) brokers or dealers that provide to AAI, directly or through third parties, research products or services such as research reports; portfolio analyses; compilations of securities prices, earnings, dividends and other data; computer software, and services of one or more consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to AAI include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer software, all of which are used by AAI in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies.

AAI from time to time reaches understandings with each of the Funds’ Portfolio Managers as to the amounts of the Funds’ portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to AAI and the commissions to be charged to the Funds in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

Although the Funds do not permit a Portfolio Manager to act or to have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided that the commission does not exceed the usual and customary broker’s commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Funds’ procedures adopted pursuant to Rule 17e-1 under the Investment Company Act.

For the fiscal year ended December 31, 2009, the Funds did not pay commissions to any affiliated broker.

On February 15, 2000, the Securities and Exchange Commission (the “SEC”) issued the Funds exemptive relief from Sections 10(f), 17(a) and 17(e) and Rule 17e-1 under the Investment Company Act to permit (1) broker-dealers which are, or are affiliated with, Portfolio Managers of the Funds to engage in principal transactions with, and provide brokerage services to, portion(s) of the Funds advised by another Portfolio Manager, and (2) the Funds to purchase securities either directly from a principal underwriter which is an affiliate of a Portfolio Manager or from an underwriting syndicate of which a principal underwriter is affiliated with a Portfolio Manager of the Funds.  The Funds currently rely on Rule 17a-10 under the Investment Company Act rather than this exemptive relief.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Boards of Trustees/Directors of the Funds have selected Deloitte & Touche LLP (“D&T”) as independent registered public accountants for fiscal year ended December 31, 2008 and 2009.

D&T serves as the independent registered public accounting firm (“independent accountants”) for each Fund and provides audit services, audit-related services, tax services and/or other services to the Funds.  Representatives of D&T are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Pre-Approval of Audit and Non-Audit Services

Each Fund’s Audit Committee is required to pre-approve the engagement of the Fund’s independent accountants to provide audit and non-audit services to the Fund and non-audit services to AAI or any entity controlling, controlled by or under common control with AAI that provides ongoing services to the Fund (“AAI Affiliates”), if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to the independent accountants.

The Funds’ Audit Committees have adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the Fund’s independent accountants to provide: (i) audit and permissible audit-related, tax and other services to the Funds; (ii) non-audit services to AAI and AAI Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to AAI and AAI Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committees if it is to be provided by the independent accountants. Pre-approval of non-audit services to the Funds, AAI or AAI Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committees may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Fund’s Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth for each Fund the aggregate fees by D&T for fiscal year ended December 31, 2008, and 2009 for professional services rendered for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to AAI and AAI Affiliates that relate directly to the Fund’s operations and financial reporting under the following captions:

(i)

Audit Fees - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)	Audit-Related Fees - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees.”

(iii)

Tax Fees - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and reviews of calculations of required distributions to avoid excise tax.

(iv)	All Other Fees - fees for products and services provided to the Fund by D&T other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

During the Funds’ fiscal years ended December 31, 2008 and 2009, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All of the “Audit Fees,” “Audit-Related Fees” and “Tax Fees” by D&T were pre-approved by each Fund’s Audit Committee.

	Fiscal Year	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees	Aggregate Non- Audit Fees (Audit Related Fees + Tax Fees)
Equity Fund	2008	$40,000	$0	$3,460	$672	$3,460
	2009	$40,000	$0	$3,460	$0	$3,460
Growth Fund	2008	$24,000	$0	$3,460	$403	$3,460
	2009	$24,000	$0	$3,460	$0	$3,460
AAI & AAI Affiliates (relating directly to the operating and financial reporting of the	2008	$0	$0	$0	$0	$0
Equity Fund)	2009	$0	$0	$0	$0	$0
AAI & AAI Affiliates (relating directly to the operating financial reporting of the	2008	$0	$0	$0	$0	$0
Growth Fund)	2009	$0	$0	$0	$0	$0

Each Fund’s Audit Committee has determined that the provision by D&T of non-audit services to AAI and/or AAI Affiliates that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Fund) was compatible with maintaining the independence of D&T as the Fund’s independent accountants. All services provided by D&T to a Fund for 2008 and 2009 that were required to be pre-approved by the Audit Committee were pre-approved.

INFORMATION ABOUT THE MEETING

Each proxy solicited by the Boards of Trustees/Directors which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. If no specification is made on a proxy, it will be voted FOR the election as Trustees/Directors of the Funds of the nominees named under Proposals 1 and 2. Any proxy may be revoked at any time prior to its use by written notification received by the Funds’ Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person.

For each Fund, a majority of the shares outstanding on the record date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting.

Required Vote. Only shareholders of record of a Fund on February 12, 2010 may vote. The election of the Trustees of the Equity Fund is by a plurality of the shares voting at the Meeting. Since three Trustees of the Equity Fund are to be elected, the three persons who receive the highest number of votes cast at the Meeting will be elected. The election of the Directors of the Growth Fund is by a majority vote of the shares represented in person or by proxy at the Meeting and entitled to vote. Since two Directors of the Growth Fund are to be elected, the two Directors who receive a majority of the votes entitled to be cast at the Meeting will be elected.

Approval of Proposal 3 and 4 by each Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the Investment Company Act.  This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present for any Proposal. If a proposal must be approved by a percentage of votes cast on the proposal, which is the case for the election of Trustees of the Equity Fund, abstentions and broker non-votes will not be counted as “votes cast” on the proposal and will have no effect on the result of the vote. However, if a proposal must be approved by a percentage of shares present at the Meeting and entitled to be cast, which is the case for the election of Directors of the Growth Fund, and the approval of the portfolio management agreements of each Fund (Proposals 3 and 4) the effect of an abstention or broker non-vote will be the same as a vote against the proposal because an absolute percentage of affirmative votes is required, regardless of the number of votes cast, and neither an abstention nor a broker non-vote is an affirmative vote. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

In the event a quorum is present at the Meeting, but sufficient votes to approve a proposal have not been received or in the discretion of such persons, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting (including abstentions and broker non-votes) in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such adjournment and will vote those proxies required to be voted for rejection of such proposal against any such adjournment. In the event of an adjournment, no notice is required other than, in the case of the Growth Fund, an announcement at the meeting at which adjournment is taken.

All shareholders of record of a Fund on February 12, 2010 are entitled to one vote for each share held. As of the record date, there were 182,678,079 outstanding shares of beneficial interest of Equity Fund and 30,080,350 outstanding shares of common stock of Growth Fund. To the knowledge of the Funds, on the record date for the Meeting, as of February 12, 2010, the following persons were known to own more than 5% of the outstanding securities of the Funds:

Equity Fund	Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership

	Merrill Lynch Hudson Street, 9th Floor Jersey City, NJ 07302	16,421,385	8.99%	Record

	First Clearing LLC 10700 Wheat First Drive, MC WS 1024 Glen Allen, VA 23060	16,388,821	8.97%	Record

	National Financial Services LLC 200 Liberty Street One World Financial Tower, 5th Floor New York, NY 10281	14,966,856	8.19%	Record

	The Bank of New York Mellon One Wall Street, 6th Floor New York, NY 10286	11,763,754	6.44%	Record

	Citigroup Global Markets, Inc. 333 W. 34th Street, 3rd Floor New York, NY 10001	10,851,433	5.94%	Record

	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10,591,097	5.80%	Record

Growth Fund	Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership

	First Clearing LLC 10700 Wheat First Drive, MC WS 1024 Glen Allen, VA 23060	2,826,109	9.40%	Record

	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	2,752,977	9.15%	Record

	National Financial Services LLC 200 Liberty Street One World Financial Tower, 5th Floor New York, NY 10281	2,129,486	7.08%	Record

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 Jersey City, NY 07311	1,935,321	6.43%	Record

	J.P. Morgan Clearing Corp. 1 Metrotech Center North, 4th Floor Brooklyn, NY 11201	1,828,915	6.08%	Record

	Bulldog Investors Brooklyn Capital Management LLC Phillip Goldstein Andrew Dakos Park 80 West Saddle Brook, NJ 07663	1,831,399	6.08%	Beneficial

* Based on 13D filing made with SEC on February 19, 2010. Reflects shares owned as of Record Date. 13D filing states sole and shared voting power for shares.

In addition, the Trustees, Directors and officers of each Fund, in the aggregate, owned less than 1% of each Fund’s outstanding shares as of the record date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Funds’ Trustees/Directors and officers and persons who own more than ten percent of the Funds’ outstanding shares and certain officers and directors of the Funds’ investment advisors (collectively, “Section 16 reporting persons”) to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund shares. Section 16 reporting persons are required by SEC regulations to furnish the Funds with copies of all Section 16(a) forms they file. To the Funds’ knowledge, based solely on a review of the copies of such reports furnished to the Funds and on representations made, all Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them for the year ended December 31, 2009.  One late Form 5 filing occurred in 2010 for Trustee Richard Rantzow regarding a 2007 purchase of shares of Equity Fund.

OTHER INFORMATION

The 2009 Annual Report for each Fund accompanies this proxy statement. You may obtain an additional copy of the report and the semi-annual report for each Fund dated June 30, 2009, free of charge, by writing to the Fund c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, or by calling 1-800-241-1850.

On February 19, 2010, Full Value Partners, L.P. filed a preliminary proxy statement with the SEC in which it indicated its intention to solicit proxies opposing Proposals 2 and 4 for Growth Fund.  Growth Fund does not know whether or when Full Value Partners, L.P. will file a final proxy statement or commence a solicitation.  To date, the Growth Fund has incurred no solicitation costs but anticipates that its estimated solicitation costs will increase if the solicitation becomes contested.  The Altman Group expects to employ approximately 25 people in connection with the solicitation of proxies.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

Under the SEC’s proxy rules, and subject to changes by the Boards, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Funds’ proxy material for a particular annual shareholders meeting. Under the foregoing proxy rules, proposals submitted for inclusion in the proxy material for the 2011 Annual Meeting must be received by the Funds on or before December 31, 2010.  The fact that the Funds receive a shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

Shareholders who wish to make a proposal that would not be included in a Fund’s proxy materials or to nominate a person or persons as Trustee/Director at a Fund’s 2011 Annual Meeting must ensure that the proposal or nomination is delivered to the Secretary of the Fund no earlier than December 1, 2010 and no later than December 31, 2010.  If the date of the 2011 Annual Meeting is held before January 31, 2011 or after April 29, 2011, then the proposal or nomination must be received by the later of 120 days prior to the annual meeting or the tenth day following the date that a public announcement of the meeting is first made.  The proposal or nomination must be in good order and in compliance with all applicable legal requirements and the requirements set forth in the applicable Fund’s Restated By-laws.  The chairperson of the Annual Meeting may refuse to acknowledge any proposal or nomination that does not meet the legal and By-law requirements.

You must submit any shareholder proposals and nominations to the Secretary of the Funds, 1290 Broadway, Suite 1100, Denver, Colorado  80203.

The persons named as proxies for the 2010 Annual Meeting will have discretionary authority to vote on all matters presented at the meeting consistent with SEC’s proxy rules.

EXHIBIT A

LIBERTY ALL-STAR EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT

CORNERSTONE CAPITAL MANAGEMENT, INC.

December 21, 2009

Re: Portfolio Management Agreement

Ladies and Gentlemen:

Liberty All-Star Equity Fund (the “Fund”) is a diversified closed-end investment company registered under the Investment Company Act of 1940, as amended  (the “Act”), and is subject to the rules and regulations promulgated thereunder.

ALPS Advisors, Inc. (the “Fund Manager”) evaluates and recommends portfolio managers for the assets of the Fund, and the Fund Manager or an affiliate of the Fund Manager is responsible for the day-to-day Fund administration of the Fund.

1. Employment as a Portfolio Manager.  The Fund, being duly authorized, hereby employs Cornerstone Capital Management, Inc. (“Portfolio Manager”) as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund’s assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the “Portfolio Manager Account”).  The Fund Manager may, from time to time, allocate and reallocate the Fund’s assets among the Portfolio Manager and the other portfolio managers of the Fund’s assets.  The Portfolio Manager will be an independent contractor and will have no authority to act for or represent the Fund or the Fund Manager in any way or otherwise be deemed to be an agent of the Fund or the Fund Manager except as expressly authorized in this Agreement or in another writing by the Fund Manager and the Portfolio Manager.  The Portfolio Manager’s responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account.

2. Acceptance of Employment; Standard of Performance.  The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager.

A.                In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the Fund’s Declaration of Trust and By-Laws, as amended from time to time, investment objectives, policies and restrictions of the Fund as set forth in its Prospectus and Statement of Additional Information, as the same may be modified from time to time (together, the “Prospectus”), the investment objectives, policies and restrictions of the Fund as determined from time to time by the Board of Trustees, and the investment and other restrictions set forth in the Act and the rules and regulations thereunder, to the supervision and control of the Board of Trustees of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions that would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.  The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

B.                As part of the services it will provide hereunder, the Portfolio Manager will:

(i)                                     formulate and implement a continuous investment program for the Portfolio Manager Account;

(ii)                                  take whatever steps are necessary to implement the investment program for the Portfolio Manager Account by arranging for the purchase and sale of securities and other investments;

(iii)                               keep the Fund Manager and the Board of Trustees of the Fund fully informed in writing on an ongoing basis, as agreed by the Fund Manager and the Portfolio Manager, of all material facts concerning the investment and reinvestment of the assets in the Portfolio Manager Account, the Portfolio Manager and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Fund Manager or the Trustees of the Fund; attend meetings with the Fund Manager and/or Trustees, as reasonably requested, to discuss the foregoing and such other matters as may be requested by the Fund Manager or Trustees;

(iv)                              in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio Manager Account, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Portfolio Manager for each security or other investment/asset in the Portfolio Manager Account for which market prices are not readily available; and

(v)                                 cooperate with and provide reasonable assistance to the Fund Manager, the Fund’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund and the Fund Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Fund Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

4. Transaction Procedures.  All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage.  The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

A.                In doing so, the Portfolio Manager’s primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager’s overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B.                Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C.                The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an “affiliated person” (as defined in the Act) of the Fund, the Portfolio Manager or any other portfolio manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are “affiliated persons” of the Fund or its portfolio managers.

6. Proxies.  The Fund Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees.  Upon the written request of the Fund Manager, the Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees.

7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities (“Client Accounts”), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

9. Limitation of Liability.  The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of Section 17(i) of the Act).

10. Confidentiality.  Subject to the duty of the Portfolio Manager, the Fund Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment.  This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.  Should the Fund enter into a new contract with the Portfolio Manager in connection with an assignment, the Portfolio Manager agrees to pay all costs and expenses incurred by the Fund to obtain shareholder approval of the new contact, including costs associated with the preparation and mailing of the Fund’s proxy statement and shareholder meeting and proxy solicitation fees.

12. Representations, Warranties and Agreements of the Fund.  The Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current Prospectus as effective from time to time and such other documents governing the investment of the Portfolio Manager Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

13. Representations, Warranties and Agreements of the Portfolio Manager.  The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for as long as this Agreement remains in effect.

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the rules and regulations thereunder, the records required to be so kept by an investment adviser of the Fund in accordance with applicable law, including without limitation those identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and will provide the Fund Manager and the Board of Trustees with a copy of its code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, or at any other time requested by the Fund Manager, an officer, director or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.  It will promptly notify the Fund Manager of any material change to its code of ethics or material violation of its code of ethics.

D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, partners, employees and affiliates that the Fund may reasonably request in connection with the preparation of its registration statement (as amended from time to time), prospectus and statement of additional information (as supplemented and modified from time to time), proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Board of Trustees under said Declaration of Trust, as Trustees and not to the Trustees personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders, agents or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

F.   The Portfolio Manager shall maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Act).

G.  The Portfolio Manager will: (i) on the cover page of each Form 13F that the Portfolio Manager files with the Securities and Exchange Commission (the “SEC”), check the “13F Combination Report” box and on the Form 13F Summary Page identify “ALPS Advisors, Inc.” as another manager for which the Portfolio Manager is filing the Form 13F report; (ii) within 60 days after the end of each calendar year, provide the Fund Manager with a certification that the Portfolio Manager’s Form 13F was filed with the SEC on a timely basis and included all of the securities required to be reported by the SEC; (iii) within 60 days after the end of each calendar year, provide to the Fund Manager a copy of each Form 13F, or amendment to a Form 13F filed by it during the prior four quarters; and (iv) promptly notify the Fund Manager in the event the Portfolio Manager determines that it has failed to comply with Section 13(f) in a material respect, or receives a comment letter from the SEC raising a question with respect to compliance.

H.  The Portfolio Manager has adopted written compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules promulgated thereunder and the Portfolio Manager agrees to provide: (a) from time to time, a copy and/or summary of such compliance policies and procedures and an accompanying certification certifying that the Portfolio Manager’s compliance policies and procedures comply with the Advisers Act; (b) a report of the annual review determining the adequacy and effectiveness of the Portfolio Manager’s compliance policies and procedures; and (c) the name of the Portfolio Manager’s Chief Compliance Officer to act as a liaison for compliance matters that may arise between the Fund and the Portfolio Manager.

I.  The Portfolio Manager will notify the Fund and the Fund Manager of any assignment of this Agreement or change of control of the Portfolio Manager, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio Manager Account or senior management of the Portfolio Manager, in each case prior to or promptly after, such change.  The Portfolio Manager agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

J. The Portfolio Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

14. Amendment.  This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A, B and C, is subject to the approval of the Board of Trustees and the shareholders of the Fund as and to the extent required by the Act, the rules thereunder or exemptive relief granted by the SEC, provided that Schedules A and B may be amended by the Fund Manager without the written agreement of the Fund or the Portfolio Manager.

15. Effective Date; Term.  This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (1) by a vote of a majority of the Trustees who are not “interested persons” (as defined in the Act) of any party to this Agreement (“Independent Trustees”), cast in person at a  meeting called for the purpose of voting on such approval, and (ii) by vote of “a majority of the outstanding voting securities” (as defined in the Act) of the Fund.  This Agreement shall continue for two years from the date of this Agreement and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund’s Board of Trustees or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval.  If the SEC issues an order to the Fund and the Fund Manager for an exemption from Section 15(a) of the Act, then, in accordance with the application of the Fund and the Fund Manager, the continuance of this Agreement after initial approval by the Trustees as set forth above, shall be subject to approval by a majority of the outstanding voting securities of the Fund at the regularly scheduled annual meeting of the Fund’s shareholders next following the date of this Agreement.

16. Termination.  This Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days’ written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law.  To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

18. Severability; Counterparts.  If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.  This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will be deemed to be one and the same agreement.

19.  Use of Name.  The Portfolio Manager agrees and acknowledges that the Fund Manager is the sole owner of the names and marks “Liberty All-Star” and “All-Star”, and that all use of any designation comprised in whole or in part of these names and marks shall inure to the benefit of the Fund Manager.  Except as used to identify the Fund to third parties as a client, the use by the Portfolio Manager on its own behalf of such marks in any advertisement or sales literature or other materials promoting the Portfolio Manager shall be with the prior written consent of the Fund Manager.  The Portfolio Manager shall not, without the consent of the Fund Manager, make representations regarding the Fund or the Fund Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio Manager.  Consent by the Fund Manager shall not be unreasonably withheld.  Upon termination of this Agreement for any reason, the Portfolio Manager shall cease any and all use of these marks as soon as reasonably practicable.

20.  Notices. All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by U.S. mail, overnight carrier or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To Fund Manager:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
Attn: General Counsel
Phone:  (303) 623-2577
Fax: (303) 623-7850

To the Portfolio Manager:

Cornerstone Capital Management, Inc.

7101 W. 78th Street, Suite 201

Bloomington, MN  55439

Attn:

Phone:

Fax:

LIBERTY ALL-STAR EQUITY FUND

By:
Name: Jeremy O. May
Title: Treasurer

ALPS ADVISORS, INC.

By:
Name: Thomas Carter
Title: President

ACCEPTED:

CORNERSTONE CAPITAL MANAGEMENT, INC.

By:
Name:
Title:

SCHEDULES:	A. Operational Procedures
B. Records To Be Maintained By The Portfolio Manager
C. Portfolio Manager Fee

LIBERTY ALL-STAR EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT
SCHEDULE A

CORNERSTONE CAPITAL MANAGEMENT, INC.

OPERATIONAL PROCEDURES

In order to minimize operational problems, the following represents a standard flow of information requirements. The Portfolio Manager must furnish State Street Corporation (accounting agent) with daily information as to executed trades, no later than 12:00 p.m. (EST) on trade date plus one day to ensure the information is processed in time for pricing. If there are no trades, a report must be sent to State Street stating there were no trades for that day.

The necessary information must be transmitted via facsimile machine to Max King at State Street at 617-662-2342 and contain an authorized signature.

Liberty All-Star Equity Fund trade reporting requirements:

1.               Name of Fund & Portfolio Manager

2.               Trade date

3.               Settlement date

4.               Purchase or sale

5.               Security name/description

6.               Cusip / sedol / or other numeric identifier

7.               Purchase/sale price per share or unit

8.               Interest purchased/sold (if applicable)

9.               Aggregate commission amount

10.         Indication as to whether or not commission amounts are ALPS Directed.

11.         Executing broker and clearing bank (if applicable)

12.         Total net amount of the transaction

13.         Sale lot disposition method, if different from the established policy of Lowest Cost.

14.         Confirmation of DTC trades; please advise brokers to use the custodian’s DTC ID system number to facilitate the receipt of information by the custodian.  The Portfolio Manager will affirm trades to the custodian.

Commission Reporting

The Portfolio Manager is responsible for reporting the correct broker for all direct-commission trades on the trade tickets. As a follow-up procedure, The Fund Manager will summarize the accounting records and forward to the Portfolio Manager monthly.  The Portfolio Manager is responsible for comparing their records to the accounting records and contacting the Fund Manager regarding discrepancies.

Trade Exception Processing

1.               Revised or cancelled trades: the Portfolio Manager is responsible for notifying State Street Fund Accounting of revisions and/or cancellations on a timely basis. In addition, the Portfolio Manager is responsible for notifying State Street if the revised or cancelled trade pertains to a next day or current day settlement.

2.               In the event, trades are sent after the 12:00 EST deadline, the Portfolio Manager is responsible for notifying the appropriate contact at State Street. If trades are received after 4:00 PM EST, State Street Fund Accounting will book trades on a “best efforts” basis.

State Street Delivery Instructions

DTC instructions:

For Liberty All Star Equity Fund

Depository Trust Company (DTC)

Participant # 0997

Agent Bank# 20997

Ref:

Physical Securities DVP/RVP

DTC/New York Window

55 Water Street

New York, NY 10041

Attn: Robert Mendes

Ref: Fund

Government issues delivered through Fed Book Entry

Boston Federal Reserve Bank

ABA 011000028

STATE ST BOS/SPEC/

Wire Instructions:

State Street Bank

ABA # 011000028

Ref: Liberty All-Star Equity Fund

Fund Number:

DDA # 40601767

Custodian (State Street Corporation)

Cash Availability: State Street will supply the portfolio manager with a cash availability report by 11:00 AM EST on a daily basis. This will be done by fax so that the Portfolio Manager will know the amount available for investment purposes.

Voluntary Corporate Actions

State Street will be responsible for notifying the Portfolio Manager of all voluntary corporate actions. The Portfolio Manager will fax instructions back to State Street to the fax number indicated on the corporate action notice.

Other Custodian Requirements

All trades must be transmitted to the custodian bank, State Street, via signed facsimile to 617-662-2342.

In the event there are no trades on a given day State Street needs to receive a signed fax indicating this.

State Street will need an authorized signature list from the Portfolio Manager.

State Street will need the daily contacts for corporate actions and trading from the Portfolio Manager (please notify SSC of any future changes).

LIBERTY ALL-STAR EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT
SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1.      (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.     The name of the broker;

B.       The terms and conditions of the order and of any modifications or cancellation thereof;

C.       The time of entry or cancellation;

D.      The price at which executed;

E.       The time of receipt of a report of execution; and

F.      The name of the person who placed the order on behalf of the Fund.

2.      (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.     Shall include the consideration given to:

(i)       The sale of shares of the Fund by brokers or dealers.

(ii)    The supplying of services or benefits by brokers or dealers to:

(a)      The Fund;

(b)     The Fund Manager;

(c)      The Portfolio Manager; and

(d)     Any person other than the foregoing.

(iii)       Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.       Shall show the nature of the services or benefits made available.

C.       Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.      The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.      (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.(1)

4.      (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager’s transactions with the Fund.

(1)                        Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

LIBERTY ALL-STAR EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT
SCHEDULE C

PORTFOLIO MANAGER FEE

For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of:  0.40% of the amount obtained by multiplying the Portfolio Manager’s Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; 0.292% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing (i) the average daily net asset values of the Portfolio Manager Account during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

“Average Total Fund Net Assets” means the average daily net asset values of the Fund as a whole during the preceding calendar month.

The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

EXHIBIT B

LIBERTY ALL-STAR GROWTH FUND, INC.

PORTFOLIO MANAGEMENT AGREEMENT

MAZAMA CAPITAL MANAGEMENT, INC.

December 21, 2009

Re: Portfolio Management Agreement

Ladies and Gentlemen:

Liberty All-Star Growth Fund, Inc. (the “Fund”) is a diversified closed-end investment company registered under the Investment Company Act of 1940, as amended  (the “Act”), and is subject to the rules and regulations promulgated thereunder.

ALPS Advisors, Inc. (the “Fund Manager”) evaluates and recommends portfolio managers for the assets of the Fund, and the Fund Manager or an affiliate of the Fund Manager is responsible for the day-to-day Fund administration of the Fund.

1. Employment as a Portfolio Manager.  The Fund, being duly authorized, hereby employs Mazama Capital Management, Inc. (“Portfolio Manager”) as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund’s assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the “Portfolio Manager Account”).  The Fund Manager may, from time to time, allocate and reallocate the Fund’s assets among the Portfolio Manager and the other portfolio managers of the Fund’s assets.  The Portfolio Manager will be an independent contractor and will have no authority to act for or represent the Fund or the Fund Manager in any way or otherwise be deemed to be an agent of the Fund or the Fund Manager except as expressly authorized in this Agreement or in another writing by the Fund Manager and the Portfolio Manager.  The Portfolio Manager’s responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account.

2. Acceptance of Employment; Standard of Performance.  The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager.

C.                In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the Fund’s Articles of Incorporation and By-Laws, as amended from time to time, investment objectives, policies and restrictions of the Fund as set forth in its Prospectus and Statement of Additional Information, as the same may be modified from time to time (together, the “Prospectus”), the investment objectives, policies and restrictions of the Fund as determined from time to time by the Board of Directors, and the investment and other restrictions set forth in the Act and the rules and regulations thereunder, to the supervision and control of the Board of Directors of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions that would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.  The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

D.                As part of the services it will provide hereunder, the Portfolio Manager will:

(i)                                     formulate and implement a continuous investment program for the Portfolio Manager Account;

(ii)                                  take whatever steps are necessary to implement the investment program for the Portfolio Manager Account by arranging for the purchase and sale of securities and other investments;

(iii)                               keep the Fund Manager and the Board of Directors of the Fund fully informed in writing on an ongoing basis, as agreed by the Fund Manager and the Portfolio Manager, of all material facts concerning the investment and reinvestment of the assets in the Portfolio Manager Account, the Portfolio Manager and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Fund Manager or the Directors of the Fund; attend meetings with the Fund Manager and/or Directors, as reasonably requested, to discuss the foregoing and such other matters as may be requested by the Fund Manager or Directors;

(iv)                              in accordance with procedures and methods established by the Directors of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio Manager Account, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Portfolio Manager for each security or other investment/asset in the Portfolio Manager Account for which market prices are not readily available; and

(v)                                 cooperate with and provide reasonable assistance to the Fund Manager, the Fund’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund and the Fund Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Fund Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

4. Transaction Procedures.  All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage.  The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

A. In doing so, the Portfolio Manager’s primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager’s overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an “affiliated person” (as defined in the Act) of the Fund, the Portfolio Manager or any other portfolio manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are “affiliated persons” of the Fund or its portfolio managers.

6. Proxies.  The Fund Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Directors.  Upon the written request of the Fund Manager, the Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Directors.

7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities (“Client Accounts”), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

9. Limitation of Liability.  The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of Section 17(i) of the Act).

10. Confidentiality.  Subject to the duty of the Portfolio Manager, the Fund Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment.  This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.  Should the Fund enter into a new contract with the Portfolio Manager in connection with an assignment, the Portfolio Manager agrees to pay all costs and expenses incurred by the Fund to obtain shareholder approval of the new contract, including costs associated with the preparation and mailing of the Fund’s proxy statement and shareholder meeting and proxy solicitation fees.

12. Representations, Warranties and Agreements of the Fund.  The Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current Prospectus as effective from time to time and such other documents governing the investment of the Portfolio Manager Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

13. Representations, Warranties and Agreements of the Portfolio Manager.  The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for as long as this Agreement remains in effect.

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the rules and regulations thereunder, the records required to be so kept by an investment adviser of the Fund in accordance with applicable law, including without limitation those identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and will provide the Fund Manager and the Board of Directors with a copy of its code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, or at any other time requested by the Fund Manager, an officer, director or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.  It will promptly notify the Fund Manager of any material change to its code of ethics or material violation of its code of ethics.

D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, partners, employees and affiliates that the Fund may reasonably request in connection with the preparation of its registration statement (as amended from time to time), prospectus and statement of additional information (as supplemented and modified from time to time), proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. The Portfolio Manager shall maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Act).

F. The Portfolio Manager will: (i) on the cover page of each Form 13F that the Portfolio Manager files with the Securities and Exchange Commission (the “SEC”), check the “13F Combination Report” box and on the Form 13F Summary Page identify “ALPS Advisors, Inc.” as another manager for which the Portfolio Manager is filing the Form 13F report; (ii) within 60 days after the end of each calendar year, provide the Fund Manager with a certification that the Portfolio Manager’s Form 13F was filed with the SEC on a timely basis and included all of the securities required to be reported by the SEC; (iii) within 60 days after the end of each calendar year, provide to the Fund Manager a copy of each Form 13F, or amendment to a Form 13F filed by it during the prior four quarters; and (iv) promptly notify the Fund Manager in the event the Portfolio Manager determines that it has failed to comply with Section 13(f) in a material respect, or receives a comment letter from the SEC raising a question with respect to compliance.

G. The Portfolio Manager has adopted written compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules promulgated thereunder and the Portfolio Manager agrees to provide: (a) from time to time, a copy and/or summary of such compliance policies and procedures and an accompanying certification certifying that the Portfolio Manager’s compliance policies and procedures comply with the Advisers Act; (b) a report of the annual review determining the adequacy and effectiveness of the Portfolio Manager’s compliance policies and procedures; and (c) the name of the Portfolio Manager’s Chief Compliance Officer to act as a liaison for compliance matters that may arise between the Fund and the Portfolio Manager.

H. The Portfolio Manager will notify the Fund and the Fund Manager of any assignment of this Agreement or change of control of the Portfolio Manager, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio Manager Account or senior management of the Portfolio Manager, in each case prior to or promptly after, such change.  The Portfolio Manager agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

I. The Portfolio Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

14. Amendment.  This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A, B and C, is subject to the approval of the Board of Directors and the shareholders of the Fund as and to the extent required by the Act, the rules thereunder or exemptive relief granted by the SEC, provided that Schedules A and B may be amended by the Fund Manager without the written agreement of the Fund or the Portfolio Manager.

15. Effective Date; Term.  This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect unless it has first been approved:  (1) by a vote of a majority of the Directors who are not “interested persons” (as defined in the Act) of any party to this Agreement (“Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of “a majority of the outstanding voting securities” (as defined in the Act) of the Fund.  This Agreement shall continue for two years from the date of this Agreement and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund’s Board of Directors or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting on such approval.  If the SEC issues an order to the Fund and the Fund Manager for an exemption from Section 15(a) of the Act, then, in accordance with the application of the Fund and the Fund Manager, the continuance of this Agreement after initial approval by the Directors as set forth above, shall be subject to approval by a majority of the outstanding voting securities of the Fund at the regularly scheduled annual meeting of the Fund’s shareholders next following the date of this Agreement.

16. Termination.  This Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days’ written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law.  To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

18. Severability; Counterparts.  If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.  This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will be deemed to be one and the same agreement.

19.  Use of Name.  The Portfolio Manager agrees and acknowledges that the Fund Manager is the sole owner of the names and marks “Liberty All-Star” and “All-Star”, and that all use of any designation comprised in whole or in part of these names and marks shall inure to the benefit of the Fund Manager.  Except as used to identify the Fund to third parties as a client, the use by the Portfolio Manager on its own behalf of such marks in any advertisement or sales literature or other materials promoting the Portfolio Manager shall be with the prior written consent of the Fund Manager.  The Portfolio Manager shall not, without the consent of the Fund Manager, make representations regarding the Fund or the Fund Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio Manager.  Consent by the Fund Manager shall not be unreasonably withheld.  Upon termination of this Agreement for any reason, the Portfolio Manager shall cease any and all use of these marks as soon as reasonably practicable.

20.  Notices. All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by U.S. mail, overnight carrier or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To Fund Manager:

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Attn: General Counsel

Phone:  (303) 623-2577

Fax: (303) 623-7850

To the Portfolio Manager:

Mazama Capital Management, Inc.

One SW Columbia Street, Suite 1500

Portland, OR  97258

Attn:

Phone:

Fax:

LIBERTY ALL-STAR GROWTH FUND, INC.

By:
Name:	Jeremy O. May
Title:	Treasurer

ALPS ADVISORS, INC.

By:
Name:	Thomas Carter
Title:	President

ACCEPTED:

MAZAMA CAPITAL MANAGEMENT, INC.

By:
Name:
Title:

SCHEDULES:	A. Operational Procedures
B. Records To Be Maintained By The Portfolio Manager
C. Portfolio Manager Fee

LIBERTY ALL-STAR GROWTH FUND, INC.

PORTFOLIO MANAGEMENT AGREEMENT

SCHEDULE A

MAZAMA CAPITAL MANAGEMENT, INC.

OPERATIONAL PROCEDURES

In order to minimize operational problems, the following represents a standard flow of information requirements. The Portfolio Manager must furnish State Street Corporation (accounting agent) with daily information as to executed trades, no later than 12:00 p.m. (EST) on trade date plus one day to ensure the information is processed in time for pricing. If there are no trades, a report must be sent to State Street stating there were no trades for that day.

The necessary information must be transmitted via facsimile machine to Max King at State Street at 617-662-2342 and contain an authorized signature.

Liberty All-Star Growth Fund trade reporting requirements:

15.              Name of Fund & Portfolio Manager

16.              Trade date

17.              Settlement date

18.              Purchase or sale

19.              Security name/description

20.              Cusip / sedol / or other numeric identifier

21.              Purchase/sale price per share or unit

22.              Interest purchased/sold (if applicable)

23.              Aggregate commission amount

24.              Indication as to whether or not commission amounts are ALPS Directed.

25.              Executing broker and clearing bank (if applicable)

26.              Total net amount of the transaction

27.              Sale lot disposition method, if different from the established policy of Lowest Cost.

28.              Confirmation of DTC trades; please advise brokers to use the custodian’s DTC ID system number to facilitate the receipt of information by the custodian.  The Portfolio Manager will affirm trades to the custodian.

Commission Reporting

The Portfolio Manager is responsible for reporting the correct broker for all direct-commission trades on the trade tickets. As a follow-up procedure, The Fund Manager will summarize the accounting records and forward to the Portfolio Manager monthly.  The Portfolio Manager is responsible for comparing their records to the accounting records and contacting the Fund Manager regarding discrepancies.

Trade Exception Processing

3.               Revised or cancelled trades: the Portfolio Manager is responsible for notifying State Street Fund Accounting of revisions and/or cancellations on a timely basis. In addition, the Portfolio Manager is responsible for notifying State Street if the revised or cancelled trade pertains to a next day or current day settlement.

4.               In the event, trades are sent after the 12:00 EST deadline, the Portfolio Manager is responsible for notifying the appropriate contact at State Street. If trades are received after 4:00 PM EST, State Street Fund Accounting will book trades on a “best efforts” basis.

State Street Delivery Instructions

DTC instructions:

For Liberty All-Star Growth Fund

Depository Trust Company (DTC)

Participant # 0997

Agent Bank# 20997

Ref:

Physical Securities DVP/RVP

DTC/New York Window

55 Water Street

New York, NY 10041

Attn: Robert Mendes

Ref: Fund

Government issues delivered through Fed Book Entry

Boston Federal Reserve Bank

ABA 011000028

STATE ST BOS/SPEC/

Wire Instructions:

State Street Bank

ABA # 011000028

Ref: Liberty All-Star Growth Fund

Fund Number:

DDA # 40601767

Custodian (State Street Corporation)

Cash Availability: State Street will supply the portfolio manager with a cash availability report by 11:00 AM EST on a daily basis. This will be done by fax so that the Portfolio Manager will know the amount available for investment purposes.

Voluntary Corporate Actions

State Street will be responsible for notifying the Portfolio Manager of all voluntary corporate actions. The Portfolio Manager will fax instructions back to State Street to the fax number indicated on the corporate action notice.

Other Custodian Requirements

All trades must be transmitted to the custodian bank, State Street, via signed facsimile to 617-662-2342.

In the event there are no trades on a given day State Street needs to receive a signed fax indicating this.

State Street will need an authorized signature list from the Portfolio Manager.

State Street will need the daily contacts for corporate actions and trading from the Portfolio Manager (please notify SSC of any future changes).

LIBERTY ALL-STAR GROWTH FUND, INC.

PORTFOLIO MANAGEMENT AGREEMENT

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1.          (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.    The name of the broker;

B.    The terms and conditions of the order and of any modifications or cancellation thereof;

C.    The time of entry or cancellation;

D.    The price at which executed;

E.     The time of receipt of a report of execution; and

F.     The name of the person who placed the order on behalf of the Fund.

2.          (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A. Shall include the consideration given to:

(i) The sale of shares of the Fund by brokers or dealers.

(ii) The supplying of services or benefits by brokers or dealers to:

(a)     The Fund;

(b)     The Fund Manager;

(c)     The Portfolio Manager; and

(d)     Any person other than the foregoing.

(iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

B. Shall show the nature of the services or benefits made available.

C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.          (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.(1)

4.          (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager’s transactions with the Fund.

LIBERTY ALL-STAR GROWTH FUND, INC.

PORTFOLIO MANAGEMENT AGREEMENT

SCHEDULE C

PORTFOLIO MANAGER FEE

For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of

(1)               0 .40% of the Portfolio Manager’s Percentage (as defined below) of the average daily net assets of the Fund up to and including $300 million; and

(2)               0.36% of the Portfolio Manager’s Percentage of the average daily net assets of the Fund exceeding $300 million.

Each monthly payment set forth above shall be based on the average daily net assets during such previous calendar month. The fee for the period from the date this Agreement becomes effective to the end of the calendar month in which such effective date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a calendar month, the fee for the part of that calendar month during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Portfolio Manager, the value of the Fund’s net assets will be computed at the times and in the manner specified in the Registration Statement as from time to time in effect.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing the average daily net assets in the Portfolio Manager Account by the Fund’s average daily net assets.

(1) Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

LIBERTY ALL-STAR EQUITY FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints William R. Parmentier and Mark T. Haley, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Liberty All-Star Equity Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 99 High Street, Suite 303, Boston, Massachusetts on Thursday, April 29, 2010 at 9:00 a.m., and at any adjournments thereof.  The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder.  The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.  If no direction is made, this proxy will be voted FOR Proposals No. 1 and 3 in the discretion of the proxy holder as to any other matter that may properly come before the Meeting.  Please refer to the Proxy Statement for a discussion of Proposals No. 1 and 3.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE WITH AN “X”

Proposal No. 1— The Board of Trustees recommends a vote FOR all the nominees listed.

To Elect (2) Trustees of the Fund:

(1) Richard W. Lowry
For		Withhold
Nominee	☐	Authority	☐

(2) John J. Neuhauser
For		Withhold
Nominee	☐	Authority	☐

(3) Richard C. Rantzow
For		Withhold
Nominee	☐	Authority	☐

Proposal No. 3 — The Board of Trustees recommends a vote FOR the Portfolio Management Agreement among the Equity Fund, ALPS Advisors, Inc. and Cornerstone Capital Management Inc.

For ☐	Against ☐	Abstain ☐

(Proposals 2 and 4 not applicable to Equity Fund)

LIBERTY ALL-STAR EQUITY FUND

Authorized Signatures — This section must be completed for your vote to be counted.

Date and Sign Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature:	Date:
Co-owner:	Date: